================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   Date of Report (Date of Earliest Event Reported) July 9, 1996





                              WINSTON HOTELS, INC.
             (Exact name of registrant as specified in its charter)



          NORTH CAROLINA                 0-23732          56-1872141
   (State or other jurisdiction   (Commission File No.)  (I.R.S. Employer
     of incorporation)                                   Identification Number)




          2209 CENTURY DRIVE, SUITE 300, RALEIGH, NORTH CAROLINA 27612
                    (Address of principal executive offices)


                                 (919) 510-6010
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Winston Hotels, Inc. (the "Company") through WINN Limited Partnership of which it is the sole general partner and in which it currently owns a 92.48% interest consummated the acquisition of the following hotel on July 9, 1996:



                                                                                                   Purchase
                                                     No.                                            Price
                       Hotel                       of Rooms                Location                 ($000)
                       -----                       --------                --------                 ------
                 Homewood Suites                     140                     Cary, NC               $14,300

The property was purchased from Cary Suites, Inc. for an aggregate purchase price of $14.3 million. The purchase price was financed with cash on hand of $480,000, $6.9 million in borrowings under the Company's line of credit and approximately 600,000 units of limited partnership interests in WINN Limited Partnership. Cary Suites, Inc. is owned one-third by Robert W. Winston, III, the Company's Chief Executive Officer and President, one-third by his mother Florence Winston and one-third by his father Charles Winston, a director of the Company. Contemporaneous with the purchase, the Company leased the property to Winston Hospitality, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.


ITEM 5.  OTHER EVENTS

         On July 22, 1996, the Company, through WINN Limited Partnership acquired (i) a 104-room, 32 guest suite Hampton Inn & Suites in Duluth, Georgia, a suburb of Atlanta, for approximately $8.3 million and (ii) a 131-room Hampton Inn in Perimeter, Georgia, also a suburb of Atlanta for approximately $8.2 million. The purchase price for the properties includes the Company's assumption of the properties' debt and the issuance of approximately 180,000 units in WINN Limited Partnership. Pursuant to the requirements of Form 8-K and Regulation S-X, these acquisitions are not required to reported in
Item 2 hereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The following financial statements of the property acquired and described in Item 2 are incorporated by reference to pages F-42 through F-48 of the Company's Rule 424(b) Prospectus filed with the Securities and Exchange Commission on June 21, 1996. Copies of the financial statements are contained in
                 Exhibit 99.1 attached hereto.

                 Cary Suites, Inc.
                 Report of Independent Accountants;
                 Balance Sheets as of December 31, 1995 and March 31, 1996 (unaudited); Statements of Income and Retained Earnings for the Year Ended December 31, 1995 and the Three Months Ended March 31, 1995 and March 31, 1996 (unaudited); Statements of Cash Flows for the Year Ended December 31, 1995 and the Three
                 Months Ended March 31, 1995 and March 31, 1996 (unaudited); Notes to Financial Statements

         (b)     The following pro forma financial statements required by
                 Article 11 of Regulation S-X for both Winston Hotels, Inc. and Winston Hospitality, Inc. are incorporated by reference to pages 3 through 12 of Amendment No. 1 to the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on July 18, 1996. Copies of the financial statements are contained in Exhibit 99.2 attached hereto.

         Pro Forma Consolidated Statements of Income For the Year Ended
             December 31, 1995 and the Three Months Ended March 31, 1996; Pro Forma Consolidated Balance Sheet as of March 31, 1996
             (Winston Hotels, Inc. only)

(c) The following exhibits required by Item 601 of Regulation S-X are listed below:

         Exhibit 10.8 Agreement of Purchase and Sale, dated April 24, 1996, between WINN Limited Partnership and Cary Suites, Inc. (incorporated by reference to Exhibit 10.8 filed with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 as filed with the Securities and Exchange Commission on May 14, 1996)

         Exhibit 23.1     Consent of Coopers & Lybrand L.L.P.

         Exhibit 99.1 Copies of the financial statements of the property acquired and described in Item 2 hereof as of and for the year ended December 31, 1995 and for the three months ended March 31, 1995 and March 31, 1996 incorporated by reference to pages F-42 through F-48 of the Company's Rule 424(b) Prospectus filed with the Securities and Exchange Commission on June 21, 1996

         Exhibit 99.2 Copies of the pro forma financial statements required by Article 11 of Regulation S-X are incorporated by reference to pages 3 through 12 of Amendment No. 1 to the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on July 18, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WINSTON HOTELS, INC.


July 23, 1996             /s/ Robert W. Winston, III
- --------------            -----------------------------------------
Date                      Robert W. Winston, III
                          Chief Executive Officer and President




July 23, 1996             /s/ Philip R. Alfano
- --------------            -------------------------------------------------
Date                      Philip R. Alfano
                          Senior Vice President and Chief Financial Officer

                                 EXHIBIT INDEX



                                                                                                               Sequential
                 Exhibit            Description                                                                Page No.
                 -------            -----------                                                                --------
                 23.1               Consent of Coopers & Lybrand L.L.P.

                 99.1               Copies of the financial statements of the property acquired and described in Item 2 hereof as of and for the year ended December
                                    31, 1995 and for the three months ended March 31, 1995 and March
                                    31, 1996 incorporated by reference to pages F-42 through F-48 of the Company's Rule 424(b) Prospectus filed with the Securities and Exchange Commission on June 21, 1996

                 99.2               Copies of the pro forma financial statements required by Article
                                    11 of Regulation S-X are incorporated by reference to pages 3 through 12 of Amendment No. 1 to the Company's Current Report on
                                    Form 8-K/A filed with the Securities and Exchange Commission on
                                    July 18, 1996
